UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2010

CHECKPOINT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11257 (Commission File Number)	22-1895850 (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, NJ                                                                                                08086
(Address of Principal Executive Offices)                                                                                                (Zip Code)

Registrant’s telephone number, including area code (856) 848-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws.

On July 29, 2010, the Board of Directors of Checkpoint Systems, Inc. (the “Company”) adopted and approved, effective immediately, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws add Article II, Sections 2-9 and 2-10 to include advance notice requirements for stockholder proposals of business and director nominations to be considered at stockholder meetings.  The advance notice bylaws, among other things:

•
require stockholders to provide advance notice of stockholder proposals or nominations sought to be made at an annual meeting not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, subject to specified conditions;

•
require disclosure of material interests of stockholders making proposals or nominations including, among other things, ownership interests, hedges, economic incentives and rights to vote the Company’s shares;

•
require stockholders nominating directors to disclose the same information about a proposed director nominee that would be required if the director nominee were submitting a proposal and material relationships between the stockholder proponents and their affiliates, on the one hand, and the director nominees and their affiliates, on the other hand;

•	require these disclosures to be updated and supplemented so as to be accurate as of the record date for a meeting and as of ten business days prior to the meeting; and

•
clarify that the requirements in the Amended and Restated Bylaws do not apply to stockholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (which provides certain different procedural requirements).

The Amended and Restated Bylaws also amend Section 3-2 to remove age limits for the qualification of directors.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

3.1	Amended and Restated Bylaws of Checkpoint Systems, Inc., dated July 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Date:  August 4, 2010                                                          By:  s/ Raymond D. Andrews
                                                                                                         Raymond D. Andrews
         Senior Vice President
         and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number Description

3.1	Amended and Restated Bylaws of Checkpoint Systems, Inc., dated July 29, 2010.